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                                                                    EXHIBIT 99.1

[PETROQUEST ENERGY, INC. LETTERHEAD]


NEWS RELEASE
FOR IMMEDIATE RELEASE

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
For further information, contact:         Robert R. Brooksher, Vice President - Corporate Communications
                                          (337) 232-7028
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                 PETROQUEST ENERGY, INC. ANNOUNCES 2002 YEAR-END
                           AND FOURTH QUARTER RESULTS

Lafayette, Louisiana - February 26, 2002 - PetroQuest Energy, Inc. (NASDAQ:
PQUE) announced today net income for the quarter ended December 31, 2002 of $1,466,000, or $0.03 per share, as compared to fourth quarter 2001 net income of $1,142,000, or $0.03 per share. Net cash flow from operations before working capital changes for the fourth quarter of 2002 increased 26% to $10,984,000, or $0.26 per share, as compared to $8,684,000, or $0.25 per share, for the comparable 2001 period. For the year ended December 31, 2002, net income was $2,307,000, or $0.06 per share, and net cash flow from operations before working capital changes totaled $32,813,000, or $0.82 per share. Net income and net cash flow from operations before working capital changes for the year ended December
31, 2001 were $11,645,000 or $0.34 per share, and $42,317,000 or $1.23 per share, respectively.

Oil and gas sales during the fourth quarter of 2002 increased 21% to $15,056,000 as compared to the fourth quarter of 2001. For the year ended December 31, 2002, sales were $48,141,000 compared to $54,967,000 for the year ended December 31, 2001. Stated on a Mcfe basis, unit prices received during the fourth quarter were 51% higher and prices received during the year ended December 31, 2002 were 10% lower than the prices received during the comparable 2001 periods.

The following table sets forth certain information with respect to the oil and gas operations of the Company for the three-month periods and years ended
December 31, 2002 and 2001:

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
                                    Three Months Ended          Twelve Months Ended
                                        December 31,               December 31,
                                   2002          2001          2002           2001
                                ----------    ----------    -----------    -----------
Production:
  Oil (Bbls)                       240,380       191,332        929,181        791,405
  Gas (Mcf)                      2,001,427     3,150,098      7,765,142      9,025,240
  Total Production (Mcfe)        3,443,707     4,298,090     13,340,228     13,773,670

Sales:
  Total oil sales               $6,562,031    $4,098,533    $23,294,514    $20,171,659
  Total gas sales               $8,494,108    $8,321,954    $24,846,723    $34,794,876

Average sales prices:
  Oil (per Bbl)                     $27.30        $21.42         $25.07         $25.49
  Gas (per Mcf)                      $4.24         $2.64          $3.20          $3.86
  Per Mcfe                           $4.37         $2.89          $3.61          $3.99
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The following is guidance for the first quarter of 2003:

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
                                                                  Guidance for
Description                                                     1st Quarter 2003
-----------                                                     ----------------
Production volumes (MMcfe/d)                                          33-35

Percent gas                                                            60%

Expenses:
   Lease operating expenses (per Mcfe)                             $1.00-$1.10
   Production taxes (per Mcfe)                                      $.06-$.08
   Depreciation, depletion and amortization (per Mcfe)             $2.55-$2.65
   General and administrative (in millions)                         $1.4-$1.6
   Interest expense (in millions)                                  $.100-$.125

Effective tax rate (all deferred)                                      35%

PetroQuest Energy Inc. is an independent energy company engaged in the exploration, development, acquisition and production of oil and natural gas reserves in the Gulf Coast Basin, both onshore and in shallow waters offshore.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves, in prospect development and property acquisitions and in projecting future rates of production, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.


                                 Table follows.

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                             PETROQUEST ENERGY, INC.
                      Consolidated Statements of Operations
                  (Amounts in Thousands, Except Per Share Data)


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
                                                     Three Months Ended          Twelve Months Ended
                                                         December 31,                December 31,
                                                      2002          2001          2002           2001
                                                    -------       -------       -------        -------
                                                         (unaudited)
Revenues:
  Oil and gas sales                                 $15,056       $12,420       $48,141        $54,967
  Interest and other income                               1           (48)         (461)           314
                                                    -------       -------       -------        -------
                                                     15,057        12,372        47,680         55,281
                                                    -------       -------       -------        -------
Expenses:
  Lease operating expenses                            2,748         2,032         9,988          7,172
  Production taxes                                      173           274           614          1,096
  Depreciation, depletion and amortization            8,559         7,681        28,196         23,094
  General and administrative                          1,251         1,573         5,009          4,752
  Interest expense                                       25           429           278          2,111
                                                    -------       -------       -------        -------
                                                     12,756        11,989        44,085         38,225
                                                    -------       -------       -------        -------

Income from operations                                2,301           383         3,595         17,056

  Income tax expense (benefit)                          835          (759)        1,288          5,411
                                                    -------       -------       -------        -------
Net income (loss)                                   $ 1,466       $ 1,142       $ 2,307        $11,645
                                                    =======       =======       =======        =======
Earnings (loss) per common share:
  Basic                                             $  0.04       $  0.04       $  0.06        $  0.37
                                                    =======       =======       =======        =======
  Diluted                                           $  0.03       $  0.03       $  0.06        $  0.34
                                                    =======       =======       =======        =======
Weighted average number of common shares:
  Basic                                              41,005        32,526        37,871         31,818
  Diluted                                            42,920        34,935        39,997         34,271
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